UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2004

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware	77-0316593
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

3965 Freedom Circle
Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 346-3832

Item 5. Other Events.

     On February 2, 2004, Network Associates announced the completion of the sale of its Magic Solutions business assets to BMC Software, Inc.

     Attached as Exhibit 99.1 is a press release containing the foregoing announcements.

Item 7. Exhibits.

99.1 Press release dated February 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: February 2, 2004	By:	/s/ Kent H. Roberts

Kent H. Roberts
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.

99.1 Press release dated February 2, 2004.

4